Exhibit (h)(7)

SUPPLEMENT TO THE

SUPERVISION AND ADMINISTRATION AGREEMENT

PIMCO Funds

840 Newport Center Drive

Newport Beach, California 92660

October 1, 2009

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Dear Sirs:

As provided in the Supervision and Administration Agreement between PIMCO Funds (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) dated August 11, 2008 (the “Agreement”), the parties may amend the Agreement to reflect fee reductions by the Administrator.

The Trust and the Administrator hereby agree to amend the Agreement as of the date hereof to revise Schedule A. Accordingly, the current Schedule A is replaced by the new Schedule A attached hereto.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:	/s/ Peter G. Strelow
Title:	Vice President

ACCEPTED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Brent R. Harris
Title:	Managing Director

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2009

Institutional and Administrative Classes (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.05	0.00	0.05
All Asset All Authority	0.05	0.00	0.05
California Intermediate Municipal Bond	0.10	0.12	0.22
California Short Duration Municipal Income	0.10	0.05	0.15
Commercial Mortgage Securities	0.10	0.15	0.25
CommodityRealReturn Strategy	0.10	0.15	0.25
Convertible	0.10	0.15	0.25
Developing Local Markets	0.10	0.30	0.40
Diversified Income	0.10	0.20	0.30
EM Fundamental IndexPLUS TR Strategy	0.10	0.30	0.40
Emerging Local Bond	0.10	0.35	0.45
Emerging Markets Bond	0.10	0.28	0.38
Emerging Markets and Infrastructure Bond	0.10	0.30	0.40
Extended Duration	0.10	0.15	0.25
Floating Income	0.10	0.15	0.25
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.15	0.25
Foreign Bond (Unhedged)	0.10	0.15	0.25
Fundamental Advantage Total Return Strategy	0.10	0.15	0.25
Fundamental IndexPLUS	0.10	0.15	0.25
Fundamental IndexPLUS TR	0.10	0.15	0.25
Global Advantage Strategy Bond	0.10	0.20	0.30
Global Bond (Unhedged)	0.10	0.20	0.30
Global Bond (U.S. Dollar-Hedged)	0.10	0.20	0.30
Global Multi-Asset	0.05	0.00	0.05
GNMA	0.10	0.15	0.25
Government Money Market	0.06	0.00	0.06
High Yield	0.10	0.20	0.30
High Yield Municipal Bond	0.10	0.15	0.25
Income	0.10	0.10	0.20
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.20	0.30
International StocksPLUS TR Strategy (Unhedged)	0.10	0.15	0.25
Investment Grade Corporate Bond	0.10	0.15	0.25
Liquid Assets	0.05	0.00	0.05
Loan Obligation	0.10	0.15	0.25
Long Duration	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total
Long Duration Total Return	0.10	0.15	0.25
Long-Term Credit	0.10	0.15	0.25
Long-Term U.S. Government	0.10	0.15	0.25
Low Duration	0.10	0.11	0.21
Low Duration II	0.10	0.15	0.25
Low Duration III	0.10	0.15	0.25
Moderate Duration	0.10	0.11	0.21
Money Market	0.10	0.10	0.20
Mortgage-Backed Securities	0.10	0.15	0.25
MuniGO	0.10	0.10	0.20
Municipal Bond	0.10	0.14	0.24
New York Municipal Bond	0.10	0.12	0.22
Real Income 2019	0.10	0.10	0.20
Real Income 2029	0.10	0.10	0.20
Real Return	0.10	0.10	0.20
Real Return Asset	0.10	0.15	0.25
RealEstateRealReturn Strategy	0.10	0.15	0.25
RealRetirement 2010	0.05	0.00	0.05
RealRetirement 2020	0.05	0.00	0.05
RealRetirement 2030	0.05	0.00	0.05
RealRetirement 2040	0.05	0.00	0.05
RealRetirement 2050	0.05	0.00	0.05
Short Duration Municipal Income	0.10	0.05	0.15
Short-Term	0.10	0.10	0.20
Small Cap StocksPLUS TR	0.10	0.15	0.25
StocksPLUS	0.10	0.15	0.25
StocksPLUS Long Duration	0.10	0.14	0.24
StocksPLUS Municipal-Backed	0.10	0.15	0.25
StocksPLUS TR Short Strategy	0.10	0.15	0.25
StocksPLUS Total Return	0.10	0.15	0.25
Tax Managed Real Return	0.10	0.10	0.20
Total Return	0.10	0.11	0.21
Total Return II	0.10	0.15	0.25
Total Return III	0.10	0.15	0.25
Treasury Money Market	0.06	0.00	0.06
Unconstrained Bond	0.10	0.20	0.30
Unconstrained Tax Managed Bond	0.10	0.20	0.30

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Classes A, B and C (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.30	0.40
All Asset All Authority[2]	0.10	0.30	0.40
California Intermediate Municipal Bond	0.10	0.20	0.30
California Short Duration Municipal Income	0.10	0.20	0.30
Commercial Mortgage Securities	0.10	0.30	0.40
CommodityRealReturn Strategy	0.10	0.40	0.50
Convertible	0.10	0.30	0.40
Developing Local Markets[3]	0.10	0.45	0.55
Diversified Income	0.10	0.35	0.45
EM Fundamental IndexPLUS TR Strategy	0.10	0.45	0.55
Emerging Local Bond	0.10	0.55	0.65
Emerging Markets Bond	0.10	0.45	0.55
Emerging Markets and Infrastructure Bond	0.10	0.45	0.55
Extended Duration	0.10	0.30	0.40
Floating Income	0.10	0.30	0.40
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Foreign Bond (Unhedged)	0.10	0.35	0.45
Fundamental Advantage Total Return Strategy	0.10	0.30	0.40
Fundamental IndexPLUS	0.10	0.30	0.40
Fundamental IndexPLUS TR	0.10	0.30	0.40
Global Advantage Strategy Bond	0.10	0.35	0.45
Global Bond (Unhedged)	0.10	0.35	0.45
Global Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Global Multi-Asset	0.10	0.30	0.40
GNMA	0.10	0.30	0.40
Government Money Market	0.10	0.11	0.21
High Yield	0.10	0.30	0.40
High Yield Municipal Bond[4]	0.10	0.20	0.30
Income	0.10	0.30	0.40
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.35	0.45
International StocksPLUS TR Strategy (Unhedged)	0.10	0.30	0.40
Investment Grade Corporate Bond	0.10	0.30	0.40
Liquid Assets	NA	NA	NA
Loan Obligation	NA	NA	NA
Long Duration	0.10	0.30	0.40
Long Duration Total Return	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
Long-Term Credit	0.10	0.30	0.40
Long-Term U.S. Government	0.10	0.30	0.40
Low Duration	0.10	0.25	0.35
Low Duration II	0.10	0.30	0.40
Low Duration III	0.10	0.30	0.40
Moderate Duration	0.10	0.30	0.40
Money Market	0.10	0.25	0.35
Total Return Mortgage	0.10	0.30	0.40
MuniGO	0.10	0.20	0.30
Municipal Bond	0.10	0.20	0.30
New York Municipal Bond	0.10	0.20	0.30
Real Income 2019	0.10	0.25	0.35
Real Income 2029	0.10	0.25	0.35
Real Return	0.10	0.30	0.40
Real Return Asset	0.10	0.30	0.40
RealEstateRealReturn Strategy	0.10	0.35	0.45
RealRetirement 2010	0.10	0.30	0.40
RealRetirement 2020	0.10	0.30	0.40
RealRetirement 2030	0.10	0.30	0.40
RealRetirement 2040	0.10	0.30	0.40
RealRetirement 2050	0.10	0.30	0.40
Short Duration Municipal Income	0.10	0.20	0.30
Short-Term	0.10	0.20	0.30
Small Cap StocksPLUS TR	0.10	0.30	0.40
StocksPLUS	0.10	0.30	0.40
StocksPLUS Long Duration	0.10	0.29	0.39
StocksPLUS Municipal-Backed	0.10	0.40	0.50
StocksPLUS TR Short Strategy	0.10	0.30	0.40
StocksPLUS Total Return	0.10	0.30	0.40
Tax Managed Real Return	0.10	0.25	0.35
Total Return	0.10	0.30	0.40
Total Return II	0.10	0.30	0.40
Total Return III	0.10	0.30	0.40
Treasury Money Market	0.10	0.11	0.21
Unconstrained Bond	0.10	0.35	0.45
Unconstrained Tax Managed Bond	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.
[2]	Supervisory and Administrative Fee for B shares is 0.45%.
[3]	Supervisory and Administrative Fee for B shares is 0.65%.
[4]	Refer to the Expense Limitation Agreement for certain fee waivers.

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Class D (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.35	0.45
All Asset All Authority	0.10	0.35	0.45
California Intermediate Municipal Bond	0.10	0.45	0.55
California Short Duration Municipal Income	0.10	0.45	0.55
Commercial Mortgage Securities	0.10	0.55	0.65
CommodityRealReturn Strategy	0.10	0.65	0.75
Convertible	0.10	0.55	0.65
Developing Local Markets	0.10	0.70	0.80
Diversified Income	0.10	0.60	0.70
EM Fundamental IndexPLUS TR Strategy	0.10	0.70	0.80
Emerging Local Bond	0.10	0.80	0.90
Emerging Markets Bond	0.10	0.70	0.80
Emerging Markets and Infrastructure Bond	0.10	0.70	0.80
Extended Duration	0.10	0.55	0.65
Floating Income	0.10	0.55	0.65
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.55	0.65
Foreign Bond (Unhedged)	0.10	0.55	0.65
Fundamental Advantage Total Return Strategy	0.10	0.55	0.65
Fundamental IndexPLUS	0.10	0.55	0.65
Fundamental IndexPLUS TR	0.10	0.55	0.65
Global Advantage Strategy Bond	0.10	0.60	0.70
Global Bond (Unhedged)	0.10	0.60	0.70
Global Bond (U.S. Dollar-Hedged)	0.10	0.60	0.70
Global Multi-Asset	0.10	0.55	0.65
GNMA	0.10	0.55	0.65
Government Money Market	0.10	0.21	0.31
High Yield	0.10	0.55	0.65
High Yield Municipal Bond[2]	0.10	0.45	0.55
Income Fund	0.10	0.40	0.50
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.60	0.70
International StocksPLUS TR Strategy (Unhedged)	0.10	0.55	0.65
Investment Grade Corporate Bond	0.10	0.55	0.65
Liquid Assets	NA	NA	NA
Loan Obligation	NA	NA	NA
Long Duration	0.10	0.55	0.65
Long Duration Total Return	0.10	0.55	0.65

Fund	Core Expenses[1]	Other Expenses	Total
Long-Term Credit	0.10	0.55	0.65
Long-Term U.S. Government	0.10	0.55	0.65
Low Duration	0.10	0.40	0.50
Low Duration II	0.10	0.55	0.65
Low Duration III	0.10	0.55	0.65
Moderate Duration	0.10	0.55	0.65
Money Market	0.10	0.35	0.45
Total Return Mortgage	0.10	0.55	0.65
MuniGO	0.10	0.45	0.55
Municipal Bond	0.10	0.45	0.55
New York Municipal Bond	0.10	0.45	0.55
Real Income 2019	0.10	0.50	0.60
Real Income 2029	0.10	0.50	0.60
Real Return	0.10	0.50	0.60
Real Return Asset	0.10	0.55	0.65
RealEstateRealReturn Strategy	0.10	0.55	0.65
RealRetirement 2010	0.10	0.55	0.65
RealRetirement 2020	0.10	0.55	0.65
RealRetirement 2030	0.10	0.55	0.65
RealRetirement 2040	0.10	0.55	0.65
RealRetirement 2050	0.10	0.55	0.65
Short Duration Municipal Income	0.10	0.45	0.55
Short-Term	0.10	0.40	0.50
Small Cap StocksPLUS TR	0.10	0.55	0.65
StocksPLUS	0.10	0.55	0.65
StocksPLUS Long Duration	0.10	0.54	0.64
StocksPLUS Municipal-Backed	0.10	0.65	0.75
StocksPLUS TR Short Strategy	0.10	0.55	0.65
StocksPLUS Total Return	0.10	0.55	0.65
Tax Managed Real Return	0.10	0.50	0.60
Total Return	0.10	0.40	0.50
Total Return II	0.10	0.55	0.65
Total Return III	0.10	0.55	0.65
Treasury Money Market	0.10	0.21	0.31
Unconstrained Bond	0.10	0.60	0.70
Unconstrained Tax Managed Bond	0.10	0.60	0.70

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.
[2]	Refer to the Expense Limitation Agreement for certain fee waivers.

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Class J and K (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
Foreign Bond (U.S. Dollar-Hedged)	0.05	0.20	0.25
Global Bond (Unhedged)	0.05	0.25	0.30
High Yield	0.05	0.20	0.25
Low Duration	0.05	0.20	0.25
Low Duration II	0.05	0.20	0.25
Short-Term	0.05	0.20	0.25
StocksPLUS	0.05	0.20	0.25
Total Return	0.05	0.20	0.25
Total Return II	0.05	0.20	0.25

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Advisor Class (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.05	0.10	0.15
All Asset All Authority	0.05	0.10	0.15
California Intermediate Municipal Bond	0.10	0.22	0.32
CommodityRealReturn Strategy	0.10	0.25	0.35
Convertible	0.10	0.25	0.35
Developing Local Markets	0.10	0.50	0.60
Diversified Income	0.10	0.30	0.40
Emerging Markets Bond	0.10	0.40	0.50
Floating Income	0.10	0.25	0.35
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.25	0.35
Foreign Bond (Unhedged)	0.10	0.25	0.35
Fundamental IndexPLUS	0.10	0.25	0.35
Fundamental IndexPLUS TR	0.10	0.25	0.35
Global Bond (Unhedged)	0.10	0.30	0.40
Global Bond (U.S. Dollar-Hedged)	0.10	0.30	0.40
GNMA	0.10	0.25	0.35
High Yield	0.10	0.25	0.35
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.30	0.40
Investment Grade Corporate Bond	0.10	0.25	0.35
Long-Term U.S. Government	0.10	0.25	0.35
Low Duration	0.10	0.10	0.20
Low Duration II	0.10	0.25	0.35
Low Duration III	0.10	0.25	0.35
Moderate Duration	0.10	0.20	0.30
Money Market	0.10	0.20	0.30
Mortgage-Backed Securities	0.10	0.25	0.35
Municipal Bond	0.10	0.20	0.30
New York Municipal Bond	0.10	0.22	0.32
Real Return	0.10	0.20	0.30
Real Return Asset	0.10	0.25	0.35
RealEstateRealReturn Strategy	0.10	0.30	0.40
Short Duration Municipal Income	0.10	0.19	0.29
Short-Term	0.10	0.10	0.20
Small Cap StocksPLUS TR	0.10	0.25	0.35
StocksPLUS	0.10	0.25	0.35
StocksPLUS Municipal-Backed	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
StocksPLUS TR Short Strategy	0.10	0.30	0.40
StocksPLUS Total Return	0.10	0.25	0.35
Total Return	0.10	0.10	0.20
Total Return II	0.10	0.25	0.35
Total Return III	0.10	0.25	0.35

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Class R (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.35	0.45
All Asset All Authority	0.10	0.35	0.45
California Intermediate Municipal Bond	0.10	0.25	0.35
Commercial Mortgage Securities	0.10	0.30	0.40
CommodityRealReturn Strategy	0.10	0.40	0.50
Convertible	0.10	0.30	0.40
Developing Local Markets	0.10	0.55	0.65
Diversified Income	0.10	0.35	0.45
EM Fundamental IndexPLUS TR Strategy	0.10	0.45	0.55
Emerging Markets Bond	0.10	0.45	0.55
Emerging Markets and Infrastructure Bond	0.10	0.45	0.55
Floating Income	0.10	0.30	0.40
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Foreign Bond (Unhedged)	0.10	0.35	0.45
Fundamental Advantage Total Return Strategy	0.10	0.30	0.40
Fundamental IndexPLUS	0.10	0.30	0.40
Fundamental IndexPLUS TR	0.10	0.30	0.40
Global Advantage Strategy Bond	0.10	0.35	0.45
Global Bond (Unhedged)	0.10	0.35	0.45
Global Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Global Multi-Asset	0.10	0.30	0.40
GNMA	0.10	0.30	0.40
Government Money Market	0.06	0.00	0.06
High Yield	0.10	0.30	0.40
Income	0.10	0.30	0.40
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.45	0.55
Investment Grade Corporate Bond	0.10	0.30	0.40
Long Duration	0.10	0.30	0.40
Long-Term Credit	0.10	0.30	0.40
Long-Term U.S. Government	0.10	0.30	0.40
Low Duration	0.10	0.25	0.35
Low Duration II	0.10	0.30	0.40
Low Duration III	0.10	0.30	0.40
Moderate Duration	0.10	0.30	0.40
Money Market	0.10	0.25	0.35
Mortgage-Backed Securities	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
Municipal Bond	0.10	0.25	0.35
New York Municipal Bond	0.10	0.25	0.35
RealRetirement 2010	0.10	0.30	0.40
RealRetirement 2020	0.10	0.30	0.40
RealRetirement 2030	0.10	0.30	0.40
RealRetirement 2040	0.10	0.30	0.40
RealRetirement 2050	0.10	0.30	0.40
Real Return	0.10	0.30	0.40
Real Return Asset	0.10	0.30	0.40
RealEstateRealReturn Strategy	0.10	0.40	0.50
Short Duration Municipal Income	0.10	0.25	0.35
Short-Term	0.10	0.25	0.35
Small Cap StocksPLUS TR	0.10	0.30	0.40
StocksPLUS	0.10	0.30	0.40
StocksPLUS Long Duration	0.10	0.29	0.39
StocksPLUS Municipal-Backed	0.10	0.40	0.50
StocksPLUS TR Short Strategy	0.10	0.35	0.45
Total Return	0.10	0.30	0.40
Total Return II	0.10	0.30	0.40
Total Return III	0.10	0.30	0.40
Treasury Money Market	0.06	0.00	0.06
Unconstrained Bond	0.10	0.35	0.45
Unconstrained Tax Managed Bond	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2009

Class P (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.05	0.15
All Asset All Authority	0.10	0.05	0.15
California Intermediate Municipal Bond	0.10	0.22	0.32
California Short Duration Municipal Income	0.10	0.15	0.25
Commercial Mortgage Securities	0.10	0.25	0.35
CommodityRealReturn Strategy	0.10	0.25	0.35
Convertible	0.10	0.25	0.35
Developing Local Markets	0.10	0.40	0.50
Diversified Income	0.10	0.30	0.40
EM Fundamental IndexPLUS TR Strategy	0.10	0.40	0.50
Emerging Local Bond	0.10	0.45	0.55
Emerging Markets Bond	0.10	0.38	0.48
Emerging Markets and Infrastructure Bond	0.10	0.40	0.50
Extended Duration	0.10	0.25	0.35
Floating Income	0.10	0.25	0.35
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.25	0.35
Foreign Bond (Unhedged)	0.10	0.25	0.35
Fundamental Advantage Total Return Strategy	0.10	0.25	0.35
Fundamental IndexPLUS	0.10	0.25	0.35
Fundamental IndexPLUS TR	0.10	0.25	0.35
Global Advantage Strategy Bond	0.10	0.30	0.40
Global Bond (Unhedged)	0.10	0.30	0.40
Global Bond (U.S. Dollar-Hedged)	0.10	0.30	0.40
Global Multi-Asset	0.10	0.05	0.15
GNMA	0.10	0.25	0.35
Government Money Market	0.10	0.06	0.16
High Yield	0.10	0.30	0.40
High Yield Municipal Bond	0.10	0.25	0.35
Income Fund	0.10	0.20	0.30
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.30	0.40
International StocksPLUS TR Strategy (Unhedged)	0.10	0.25	0.35
Investment Grade Corporate Bond	0.10	0.25	0.35
Liquid Assets	0.10	0.05	0.15
Loan Obligation	0.10	0.25	0.35
Long Duration	0.10	0.25	0.35
Long Duration Total Return	0.10	0.25	0.35
Long-Term Credit	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
Long-Term U.S. Government	0.10	0.25	0.35
Low Duration	0.10	0.21	0.31
Low Duration II	0.10	0.25	0.35
Low Duration III	0.10	0.25	0.35
Moderate Duration	0.10	0.21	0.31
Money Market	0.10	0.20	0.30
Mortgage-Backed Securities	0.10	0.25	0.35
MuniGO	0.10	0.20	0.30
Municipal Bond	0.10	0.24	0.34
New York Municipal Bond	0.10	0.22	0.32
Real Income 2019	0.10	0.20	0.30
Real Income 2029	0.10	0.20	0.30
Real Return	0.10	0.20	0.30
Real Return Asset	0.10	0.25	0.35
RealEstateRealReturn Strategy	0.10	0.25	0.35
RealRetirement 2010	0.10	0.05	0.15
RealRetirement 2020	0.10	0.05	0.15
RealRetirement 2030	0.10	0.05	0.15
RealRetirement 2040	0.10	0.05	0.15
RealRetirement 2050	0.10	0.05	0.15
Short Duration Municipal Income	0.10	0.15	0.25
Short-Term	0.10	0.20	0.30
Small Cap StocksPLUS TR	0.10	0.25	0.35
StocksPLUS	0.10	0.25	0.35
StocksPLUS Long Duration	0.10	0.24	0.34
StocksPLUS Municipal-Backed	0.10	0.25	0.35
StocksPLUS TR Short Strategy	0.10	0.25	0.35
StocksPLUS Total Return	0.10	0.25	0.35
Tax Managed Real Return	0.10	0.20	0.30
Total Return	0.10	0.21	0.31
Total Return II	0.10	0.25	0.35
Total Return III	0.10	0.25	0.35
Treasury Money Market	0.10	0.06	0.16
Unconstrained Bond	0.10	0.30	0.40
Unconstrained Tax Managed Bond	0.10	0.30	0.40

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Class M (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
Government Money Market	0.06	0.00	0.06
Treasury Money Market	0.06	0.00	0.06

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule B

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Private Portfolios (%) - Supervisory and Administrative Fee Rates

PORTFOLIO	Total
Asset-Backed Securities Portfolio	0.03
Asset-Backed Securities Portfolio II	0.03
Emerging Markets Portfolio	0.10
Developing Local Markets Portfolio	0.10
High Yield Portfolio	0.03
International Portfolio	0.10
Investment Grade Corporate Portfolio	0.03
Long Duration Corporate Bond Portfolio	0.03
Mortgage Portfolio	0.03
Mortgage Portfolio II	0.03
Municipal Sector Portfolio	0.03
Opportunity Portfolio[1]	0.04
Real Return Portfolio	0.03
Short-Term Floating NAV Portfolio	0.00
Short-Term Floating NAV Portfolio II	0.03
Short-Term Portfolio	0.03
U.S. Government Sector Portfolio	0.03
U.S. Government Sector Portfolio II	0.03

[1]	Opportunity Portfolio has not been offered to clients.